                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:          04/01/99
Monthly Period Ending:             04/30/99

I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


      A.       Beginning of period Aggregate Principal Balance                                             $572,897,680
                                                                                                   ---------------------
      B.       Purchase of Subsequent Receivables                                                                     0
                                                                                                   ---------------------
      C.       Monthly Principal Amounts

                (1)     Collections on Receivables outstanding
                              at end of period                                          14,522,216
                                                                              ---------------------
                (2)     Collections on Receivables paid off
                              during period                                              4,251,232
                                                                              ---------------------
                (3)     Receivables becoming Liquidated Receivables
                              during period                                              3,510,111
                                                                              ---------------------
                (4)     Receivables becoming Purchased Receivables
                              during period
                                                                              ---------------------
                (5)     Cram Down Losses occurring during period
                                                                              ---------------------
                (6)     Other Receivables adjustments                                      145,174
                                                                              ---------------------
                (7)     Less amounts allocable to Interest                              (8,141,523)
                                                                              ---------------------
                Total Monthly Principal Amounts                                                              14,287,210
                                                                                                   ---------------------
      D.       End of period Aggregate Principal Balance                                                   $558,610,470
                                                                                                   =====================
      E.       Pool Factor                                                                                    89.377851%
                                                                                                   =====================


II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                         Class A-1            Class A-2            Class A-3
                                                                         ---------            ---------            ---------
      A.       Beginning of period Note Balance                          $58,281,802         $240,000,000        $100,000,000
                                                                     --------------------------------------------------------
      B.       Noteholders' Principal Distributable Amount                14,287,210                    0                   0
      C.       Noteholders' Accelerated Principal Amount                   2,309,536                    0                   0
      D.       Accelerated Payment Amount Shortfall                           62,203                    0                   0
      E.       Note Prepayment Amount                                              0                    0                   0
      F.       Deficiency Claim Amount                                             0                    0                   0
                                                                     --------------------------------------------------------
      G.       End of period Note Balance                                $41,622,853         $240,000,000        $100,000,000
                                                                     ========================================================
      H.       Note Pool Factors                                           32.017579%          100.000000%         100.000000%
                                                                     ========================================================


                                                                      Class A-4              TOTAL
                                                                      ---------              -----
      A.       Beginning of period Note Balance                      $155,000,000         $553,281,802
                                                               ----------------------------------------
      B.       Noteholders' Principal Distributable Amount                      0           14,287,210
      C.       Noteholders' Accelerated Principal Amount                        0            2,309,536
      D.       Accelerated Payment Amount Shortfall                             0               62,203
      E.       Note Prepayment Amount                                           0                    0
      F.       Deficiency Claim Amount                                          0                    0
                                                               ----------------------------------------
      G.       End of period Note Balance                            $155,000,000         $536,622,853
                                                               ========================================
      H.       Note Pool Factors                                       100.000000%           85.859656%



III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.       Beginning of period Pre-Funding Account balance                                                  $0
                                                                                              ---------------------
      B.       Purchase of Subsequent Receivables                                           0
                                                                         ---------------------
      C.       Investment Earnings                                                          0
                                                                         ---------------------
      D.       Investment Earnings Transfer to Collections Account                          0
                                                                         ---------------------
      E.       Payment of Mandatory Prepayment Amount
                                                                         ---------------------
                                                                                                                 0
                                                                                              ---------------------
      F.       End of period Pre-Funding Account balance                                                        $0
                                                                                              =====================

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.       Total Monthly Principal Amounts                                                         $14,287,210
                                                                                              ---------------------
      B.       Required Pro-forma Security Balance                                502,749,423
                                                                         ---------------------
      C.       Pro-forma Security Balance
                 (Assuming 100% Paydown of Total Monthly
                 Principal Amounts)                                               538,994,592
                                                                         ---------------------
      D.       Step-down Amount  (B. - C.)                                                                       0
                                                                                              ---------------------
      E.       Principal Distributable Amount  (A.- D.)                                                $14,287,210
                                                                                              =====================

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.       Beginning of period Capitalized Interest
                 Account balance                                                                                $0
                                                                                              ---------------------
      B.       Monthly Capitalized Interest Amount                                          0
                                                                         ---------------------
      C.       Investment Earnings                                                          0
                                                                         ---------------------
      D.       Investment Earnings Transfer to Collections Account                          0
                                                                         ---------------------
      E.       Payment of Overfunded Capitalized Interest Amount                            0
                                                                         ---------------------
      F.       Payment of Remaining Capitalized Interest Account
                                                                         ---------------------
                                                                                                                 0
                                                                                              ---------------------
      G.       End of period Capitalized Interest Account balance                                               $0
                                                                                              ---------------------

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.       Available Funds:

                (1)     Collections on Receivables during period
                              (net of Liquidation Proceeds)                       $18,773,448
                                                                         ---------------------
                (2)     Liquidation Proceeds collected
                              during period                                         1,481,099
                                                                         ---------------------
                (3)     Purchase Amounts deposited in Collection
                               Account
                                                                         ---------------------
                (4)  (a)       Investment Earnings - Collection Account                45,671
                                                                         ---------------------
                     (b)       Investment Earnings - Transfer From
                                  Prefunding Account                                        0
                                                                         ---------------------
                     (c)       Investment Earnings - Transfer From
                                  Capitalized Interest Account                              0
                                                                         ---------------------
                (5)       Collection of Supplemental Servicing Fees
                     (a)          Extension Fees                                       59,308
                                                                         ---------------------
                     (b)       Repo and Recovery Fees Advanced                         91,735
                                                                         ---------------------
                     (c)       Other Fees                                              93,328
                                                                         ---------------------
                (6)       Monthly Capitalized Interest Amount                               0
                                                                         ---------------------
                (7)       Mandatory Prepayment Amount
                                                                         ---------------------
                Total Available Funds                                                                   20,544,589
                                                                                              ---------------------

      B.        Distributions:

                (1)      Base Servicing Fee and Supplemental Servicing
                           Fees
                      (a)       Base Servicing Fee                                  1,074,183
                                                                         ---------------------
                      (b)       Repo and Recovery Fees                                 91,735
                                                                         ---------------------
                      (c)       Bank Service Charges                                   15,954
                                                                         ---------------------
                      (d)       Other Fees                                             93,328
                                                                         ---------------------
                (2)      Agent fees                                                       417
                                                                         ---------------------
                (3)      Refunds of Overpayments paid by AFS                           14,591
                                                                         ---------------------
                (4)      Noteholders' Interest Distributable Amount
                                 (a)        Class A - 1                               252,506
                                                                         ---------------------
                                 (b)        Class A - 2                             1,057,500
                                                                         ---------------------
                                 (c)        Class A - 3                               448,958
                                                                         ---------------------
                                 (d)        Class A - 4                               715,260
                                                                         ---------------------

                (5)      Noteholders' Principal Distributable Amount
                                 (a)        Class A - 1                            14,287,210
                                                                         ---------------------
                                 (b)        Class A - 2                                     0
                                                                         ---------------------
                                 (c)        Class A - 3                                     0
                                                                         ---------------------
                                 (d)        Class A - 4                                     0
                                                                         ---------------------

                (6)      Security Insurer Premiums                                    183,411
                                                                         ---------------------

                Total distributions                                                                     18,235,053
                                                                                              ---------------------
      C.         Excess Available Funds  (or Deficiency Claim Amount )                                   2,309,536
                                                                                              ---------------------
      D.         Noteholders' Accelerated Principal Amount                                              (2,309,536)
                                                                                              ---------------------
      E.         Deposit to Spread Account                                                                      $0
                                                                                              =====================



VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.         Excess Available Funds  (VI.C.)                                                 $2,309,536
                                                                                                -------------
       B.         Pro Forma Security Balance    (II.A.-II.B.)                                    538,994,592
                                                                                                -------------
       C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                     502,749,423
                                                                                                -------------
       D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                   36,245,169
                                                                                                -------------
       E.         End of Period  Class A-1 Note Balance (before accel.
                    payments)                                                                     43,994,592
                                                                                                -------------
       F.         Greater of D. or E.                                                             43,994,592
                                                                                                -------------
       G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                  $2,309,536
                                                                                                             ---------------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.         Pro Forma Security Balance                                                    $538,994,592
                                                                                                -------------
       B.         Required Pro Forma Security Balance                                            502,749,423
                                                                                                -------------
       C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                   36,245,169
                                                                                                -------------
       D.         End of Period  Class A-1 Note Balance (before accel.
                    payments)                                                                     43,994,592
                                                                                                -------------
       E.         Greater of C. or D.                                                             43,994,592
                                                                                                -------------
       F.         Excess Available Funds  (VI.C.)                                                  2,309,536
                                                                                                -------------
       G.         Investment Earnings on Collection Account                                           45,671
                                                                                                -------------
       H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                    $41,730,727
                                                                                                             ---------------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.       Beginning of period Spread Account balance                                                            $18,749,964
                                                                                                             ---------------------
       B.       Additions to Spread Account
                 (1)       Deposits from Collections Account    (VI. E.)                                   0
                                                                                                -------------
                 (2)       Investment Earnings                                                        62,203
                                                                                                -------------
                 (3)       Deposits Related to Subsequent Receivables Purchases                            0
                                                                                                -------------
                 Total Additions                                                                                           62,203
                                                                                                             ---------------------
       C.       Spread Account balance available for  withdrawals                                                      18,812,167
                                                                                                             ---------------------
       D.       Requisite Amount of Spread Account
                   (1)       Initial Spread Account Deposit                                      $14,682,584
                                                                                                -------------
                   (2)       Subsequent Spread Account Deposits                                    4,067,380
                                                                                                -------------
                   (3)       Total Initial & Subsequent Spread Account
                               Deposits (1)+(2)                                                   18,749,964
                                                                                                -------------
                   (4)       $100,000                                                                100,000
                                                                                                -------------
                   (5)       1 1/2% of Original Pool Balance (total deliveries)                   $9,374,982
                                                                                                -------------
                   (6)       End of period Note Balance (before accel.
                               principal shortfall calc)                                         536,685,056
                                                                                                -------------
                   (7)       Lesser of (5) or (6)                                                  9,374,982
                                                                                                -------------
                   (8)       Floor Amount Greater of (4) or (7)                                    9,374,982
                                                                                                -------------
                   (9)       Aggregate Principal Balance                                         558,610,470
                                                                                                -------------
                  (10)       End of period Note Balance (before accel. principal
                               shortfall calc)                                                   536,685,056
                                                                                                -------------
                  (11)       Line (9) less line (10)                                              21,925,414
                                                                                                -------------
                  (12)       OC level     (11) / (9)                                                   3.92%
                                                                                                -------------
                  (13)       13% less OC level, if OC level is greater than 10%                         n/a
                                                                                                -------------
                  (14)       If OC level is equal to or greater than 10%, Percent
                               in (13) x End of Period Aggregate Principal Balance                      n/a
                                                                                                -------------
                  (15)       If OC level is less than 10%, 3% of Original Pool
                               Balance (total deliveries)                                         18,749,964
                                                                                                -------------
                  (16)       15% of end of period Aggregate Principal Balance
                               if Trigger Date                                                          n/a
                                                                                                -------------
                 Requisite Amount of Spread Account (either (3), (8), (14),
                   (15), or (16) as applicable)                                                                        18,749,964
                                                                                                             ---------------------
       E.       Withdrawals from Spread Account
                 (1)       Priority First - Deficiency Claim Amount
                                                                                                -------------
                 (2)       Priority Second through Third
                                                                                                -------------
                 (3)       Priority Fourth - Accelerated Payment Amount
                             Shortfall                                               41,730,727
                                                                                 ---------------
                               Accelerated Payment Amount Shortfall in Excess
                                 of Requisite Amount                                                  62,203
                                                                                                -------------
                 (4)       Priority Fifth through Sixth
                                                                                                -------------
                 (5)       Priority Seventh - to Servicer
                                                                                                -------------
                 Total withdrawals                                                                                         62,203
                                                                                                             ---------------------
       F.       End of period Spread Account balance                                                                  $18,749,964
                                                                                                             ---------------------



X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.       Beginning of period number of Receivables                                        46,175
                                                                                   ---------------------
       B.       Number of Subsequent Receivables Purchased                                            0
                                                                                   ---------------------
       C.       Number of Receivables becoming Liquidated
                       Receivables during period                                                    290
                                                                                   ---------------------
       D.       Number of Receivables becoming Purchased
                       Receivables during period
                                                                                   ---------------------
       E.       Number of Receivables paid off during period                                        429
                                                                                   ---------------------
       F.       End of period number of Receivables                                              45,456
                                                                                   =====================

XI.    STATISTICAL DATA:

       A.       Weighted Average APR of the Receivables                                          18.37%
                                                                                   ---------------------
       B.       Weighted Average Remaining Term of the Receivables                                50.80
                                                                                   ---------------------
       C.       Average Receivable Balance                                                      $12,289
                                                                                   ---------------------
       D.       Aggregate Realized Losses                                                    $5,259,845
                                                                                   ---------------------




By:
                      -----------------------------------------

Name:                 Preston A. Miller
                      -----------------------------------------

Title:                Executive Vice President and Treasurer
                      -----------------------------------------

Date:                 May 3, 1999
                      -----------------------------------------

                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:          04/01/99
Monthly Period Ending:             04/30/99

I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                     Class A-1            Class A-2            Class A-3
                                                                     ---------            ---------            ---------
            A.       Preliminary End of period Note Balance          $41,622,853         $240,000,000         $100,000,000
                                                                ----------------------------------------------------------
            B.       Deficiency Claim Amount                                   0                    0                    0
            C.       End of period Note Balance                      $41,622,853         $240,000,000         $100,000,000
                                                                ==========================================================
            D.       Note Pool Factors                                 32.017579%          100.000000%          100.000000%
                                                                ==========================================================


                                                                  Class A-4             TOTAL
                                                                  ---------             -----
            A.       Preliminary End of period Note Balance     $155,000,000         $536,622,853
                                                                ----------------------------------
            B.       Deficiency Claim Amount                               0                    0
            C.       End of period Note Balance                 $155,000,000         $536,622,853
                                                                ==================================
            D.       Note Pool Factors                            100.000000%           85.859656%
                                                                ==================================



II.         RECONCILIATION OF SPREAD ACCOUNT:

            A.       Preliminary End of period Spread Account balance                                                  $18,749,964
                                                                                                                     --------------
            B.       Priority First - Deficiency Claim Amount from
                       preliminary certificate                                                                                   0
                                                                                                                     --------------
            C.       End of period Spread Account balance                                                              $18,749,964
                                                                                                                     --------------
X.          PERFORMANCE TESTS:

            A.       Delinquency Ratio
                      (1)      Receivables with Scheduled Payment
                                    delinquent more than 60 days
                                    at end of period                                                     $9,797,704
                                                                                                 --------------------
                      (2)      Purchased Receivables with Scheduled Payment
                                    delinquent more than 60 days at end of
                                    period
                                                                                                 --------------------
                      (3)      Beginning of period Principal Balance                                     572,897,680
                                                                                                 --------------------
                      (4)      Delinquency Ratio (1)+(2) divided by (3)                                                      1.71%
                                                                                                                     --------------
                      (5)      Previous Monthly Period Delinquency Ratio                                                     1.75%
                                                                                                                     --------------
                      (6)      Second previous Monthly Period Delinquency Ratio                                              1.65%
                                                                                                                     --------------
                      (7)      Average Delinquency Ratio (4)+(5)+(6)
                                    divided by 3                                                                             1.70%
                                                                                                                     --------------
                      (8)      Compliance (Delinquency Test Failure is a
                                      Delinquency Ratio equal to or greater than 5.00%)                                   yes
                                                                                                                     --------------



B.   Cumulative Default Rate
      (1)      Defaulted Receivables in Current Period                                                 $4,014,615
                                                                                              --------------------
      (2)      Cumulative Defaulted Receivables Including
                    Defaulted Receivables in Current Period                                            18,238,281
                                                                                              --------------------
      (3)      Original Pool Balance                                                                  624,998,767
                                                                                              --------------------
      (4)      Cumulative Default Rate (2) divided by (3)                                                                2.92%
                                                                                                                  -------------
      (5)      Compliance (Default Test Failure is a Cumulative
                      Default Rate equal to or greater than
                      8.74%.)                                                                                          yes
                                                                                                                  -------------
C.   Cumulative Net Loss Rate
      (1)      Receivables becoming Liquidated Receivables
                 during period                                                                         $3,510,111
                                                                                              --------------------
      (2)      Purchased Receivables with Scheduled
                    Payment delinquent more than 30 days at end
                      of period
                                                                                              --------------------
      (3)      Cram Down Losses occurring during period
                                                                                              --------------------
      (4)      Liquidation Proceeds collected during period                                            (1,481,099)
                                                                                              --------------------
      (5)      Net Losses during period (1)+(2)+(3)-(4)                                                 2,029,012
                                                                                              --------------------
      (6)      Net Losses since Initial Cut-off Date (Beginning
                 of Period)                                                                             3,230,833
                                                                                              --------------------
      (7)      50% of Receivables with Scheduled Payment
                    delinquent more than 90 days at end of period                                       3,316,786
                                                                                              --------------------
      (8)      Original Aggregate Principal Balance plus
                 Pre-Funded Amount as of the Closing Date                                             625,000,000
                                                                                              --------------------
      (9)      Cumulative Net Loss Rate (5)+(6)+(7)
                     divided by (8)                                                                                      1.37%
                                                                                                                  -------------
      (10)     Compliance (Net Loss Test Failure is a
                      Net Loss Rate equal to or greater than
                        5.00%.)                                                                                        yes
                                                                                                                  -------------

D.   Extension Rate
      (1)      Principal Balance of Receivables extended during
                 current period                                                                        $7,017,018
                                                                                              --------------------
      (2)      Beginning of Period Aggregate Principal Balance                                        572,897,680
                                                                                              --------------------
      (3)      Extension Rate (1) divided by (2)                                                                         1.22%
                                                                                                                  -------------
      (4)      Previous Monthly Extension Rate                                                                           0.60%
                                                                                                                  -------------
      (5)      Second previous Monthly Extension Rate                                                                    0.22%
                                                                                                                  -------------
      (6)      Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                         0.68%
                                                                                                                  -------------
      (7)      Compliance (Extension Test Failure is an
                      Extension Rate equal to or greater than 4%.)                                                    yes
                                                                                                                  -------------
XI.     DELINQUENCY:

A.   Receivables with Scheduled Payment delinquent
      (1)      31-60 days                                                            #  2,733         $35,077,159        6.12%
                                                                                     ------------------------------------------
      (2)      61-90 days                                                                 578           7,361,366        1.28%
                                                                                     ------------------------------------------
      (3)      over 90 days                                                               190           2,436,338        0.43%
                                                                                     ------------------------------------------
      Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                            3,501         $44,874,863        7.83%
                                                                                     ==========================================




By:
                      -----------------------------------------

Name:                 Preston A. Miller
                      -----------------------------------------

Title:                Executive Vice President and Treasurer
                      -----------------------------------------

Date:                 May 5, 1999
                      -----------------------------------------



                                 2